EXHIBIT 32.1


                              ADZONE RESEARCH, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AdZone Research, Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Cardona, Chief Executive Officer, Acting Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to AdZone Research, Inc. and will be retained by AdZone Research, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: July 8, 2004
                                        /s/ Charles Cardona
                                        ----------------------
                                        Name: Charles Cardona
                                        Title: Chief Executive Officer
                                        and Acting Chief Financial Officer